UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/11/2013

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32349

Bermuda
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

441 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of New Directors.

Signet Jewelers Limited ("Signet") today announced that it has appointed Helen E. McCluskey as an independent director, effective August 1, 2013, Eugenia M. Ulasewicz and Robert J. "Bob" Stack as independent directors, effective September 1, 2013. A copy of the press release announcing these elections to the Board is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Ms. McCluskey was until its 2013 acquisition by PVH Corporation (formerly Philips-Van Heusen Corporation), President and CEO of Warnaco Group, Inc. Ms. McCluskey joined Warnaco as Group President, Intimate Apparel in 2004, and her responsibilities continued to increase, becoming Chief Operating Officer in 2010, and President and Chief Executive Officer in 2012.

Ms. Ulasewicz was until her retirement in March 2013, President of Burberry Group PLC's American division, responsible for the US, Canada, Latin America, Central and South America. Ms. Ulasewicz joined Burberry in 1998 and became a member of its executive committee in 2006.

Mr. Stack was until his retirement in 2008, Global Head of Human Resources for Cadbury PLC (formerly Cadbury's Schweppes PLC), having joined Cadbury in 1990 as Vice President, Human Resources, Cadbury Schweppes global beverages unit. On becoming Global Head of Human Resources in 1996, he also joined the board of directors as an executive director where he led the recruitment of senior executives as well as board members and was also responsible for corporate communications and external affairs globally.

The Board of Directors have determined that Ms. McCluskey, Ms. Ulasewicz and Mr Stack are independent directors under the New York Stock Exchange listing standards.

There is no arrangement or understanding between Ms. McCluskey, Ms. Ulasewicz and Mr Stack and any other persons pursuant to which she was appointed as a director of the Company and there have been no related party transactions involving Ms. McCluskey, Ms. Ulasewicz and Mr Stack and the Company.

Ms. McCluskey, Ms. Ulasewicz and Mr Stack entered into a letter of appointment of independent director and a deed of indemnity for directors and certain other persons substantially in the respective forms filed as Exhibits 10.33 and 10.34 to the Company's Form 10-K for the fiscal year ended February 2, 2013, which outline the terms of a director's appointment to the Board and provide for indemnification coverage for a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date: July 11, 2013	By:	/s/ Mark A Jenkins
Mark A Jenkins
Signet Company Secretary & Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release of Signet Jewelers Limited dated July 11, 2013